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                            INVESTOR RIGHTS AGREEMENT

         INVESTOR RIGHTS AGREEMENT, dated as of the 26th day of May 1999, among Mail.com, Inc., a Delaware corporation (the "Company"), doing business at 11 Broadway, Suite 660, New York, New York 10004, Gerald Gorman, residing at 415 Bernardsville Road, Mendham, New Jersey, in his capacities as holder of voting capital stock of the Company and controlling Stockholder (the "Controlling Stockholder"), and AT&T Corp., a New York corporation and its nominees, successors and permitted assigns (the "Warrantholder"). The
Company, the Controlling Stockholder and the Warrantholder are collectively referred to as the "Parties."

         WHEREAS, the Company has issued Warrants to the Warrantholder as represented by the certificate of Warrants to Purchase Capital Stock dated as of the date hereof (the "Warrant Certificate"); and

         WHEREAS, in order to induce the Warrantholder to take delivery of the Warrant Certificate and to induce the Company to issue the Warrant Certificate, the Warrantholder, the Company and the Controlling Stockholder agree that this Agreement shall govern the rights of the Warrantholder, the Company and the Controlling Stockholder with respect to the subject matter set forth herein and in connection with the terms and provisions as set forth herein;

         NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the Parties do hereby agree as follows:


                                    ARTICLE I

                             DEFINITIONS AND TERMS

         Section 1.1 DEFINITIONS. The following terms, as used herein, shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended.

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such Person.

         "Agreement" means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

          "Class A Common Stock" means the shares of Class A Common Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Class B Common Stock" means the shares of Class B Common Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

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         "Company Stock" means any shares of any class of authorized capital stock in the Company.

         "Confidential Information" means any information concerning the businesses and affairs of the Company that is not generally available to the public.

         "Incidental Registration" has the meaning set forth in Section 2.1.1. of this Agreement.

         "Indemnified Party" and "Indemnifying Party" has the meaning set forth in Section 2.6. of this Agreement.

         "Initial Registration Date" means the Minimum Mailbox Date (as defined in the Letter Agreement) provided that the Initial Registration Date shall occur only if the Minimum Mailbox Date occurs prior to December 31, 2000.

         "Letter Agreement" means that certain Letter Agreement executed and delivered by the Company and the Warrantholder dated May 26, 1999.

         "Party" has the meaning set forth in the preface above.

         "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Registrable Securities" means (i) the Class A Common Stock issuable or issued upon exercise of the Warrants (it being understood that if any of the Warrants expire, in whole or in part, unexercised upon the Expiration Date as defined in the Warrant Certificate, then the Class A Common Stock that is no longer issuable as a result of such expiration shall not be deemed to be Registrable Securities), (ii) any Class A Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities referenced in clause (i) and
(ii), and (iii) any other shares of capital stock of the Company into or for which the securities referenced in clause (i) and (ii) may be converted into or exchanged pursuant to a recapitalization or reclassification of the Company's capital stock.

         "Third Party" means, with respect to the Warrantholder, a party other than the Warrantholder and its wholly-owned Affiliates.

         "SEC" means the Securities and Exchange Commission.

         "Warrant Demand Registration" has the meaning set forth in Section
2.1.3. of this Agreement.

         "Warrantholder" has the meaning set forth in the preface above.

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         "Warrants" means the rights to purchase One Million (1,000,000) shares of Class A Common Stock by the Warrantholder as represented by the Warrant Certificate, as the same may be amended.

         Section 1.2 OTHER TERMS. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

         Section 1.3 OTHER DEFINITIONAL PROVISIONS. The words "herein," "hereof," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and in such gender, as the sense and circumstances require.


                                   ARTICLE II

                              REGISTRATION RIGHTS

         The Company and the Warrantholder covenant and agree as follows:

         Section 2.1      REGISTRATION

                  2.1.1. INCIDENTAL REGISTRATION. If at any time after the Initial Registration Date, the Company proposes to register any Company Stock under the Act for its own account or for the account of any of its stockholders, in connection with an underwritten public offering of such Company Stock, on a form that would also permit registration of the Registrable Securities, the Company shall, each such time, give the Warrantholder not less than twenty (20) days written notice of such proposed registration (the "Incidental Registration"). Upon the written request of the Warrantholder, given within twenty (20) days after receipt of any such notice from the Company, the Company shall, subject to Section 2.1.2., cause to be included in such registration all of the Registrable Securities the Warrantholder requests be registered in such registration. There shall be no restriction with respect to the number of times the Warrantholder may request such Incidental Registration.

                  2.1.2. PRO RATA INCIDENTAL REGISTRATION OF COMPANY STOCK. If the managing underwriter of any offering described in the first sentence of
Section 2.1.1. determines that the number of shares proposed to be sold by the Company or by other stockholders of Company Stock is greater than the number of shares that the underwriter believes feasible to sell at the time, at the price and upon the terms approved by the Company, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) Company Stock sold for the account of any holders of the Company's securities if the registration was initiated by such holders pursuant to contractual demand registration rights and Company Stock sold for the account of Lycos, Inc. ("Lycos"), pursuant to contractual incidental registration rights that permit it to participate in such an offering on a pro rata basis with such holders, pro rata among such holders and Lycos according to the number of shares requested to be registered by such holders and Lycos; (B) Company Stock sold for the account of the Company; and (C) pro rata among any

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other holders of securities of the Company exercising contractual incidental registration rights (other than holders described in clause (A) above if pursuant to a demand right and other than Lycos as described in clause (A) above) and the Warrantholder according to the number of shares requested to be registered by such other holders and the Warrantholder; provided, however, that
(1) as between the Company, on the one hand, and the Warrantholder and other holders referred to in clause (C) above, on the other hand, at least ten percent (10%) of the Warrantholder's Registrable Securities and of such other holders' registrable securities requested to be included shall be included in such underwriting (other than the initial underwriting); and (2) the right of such other holders and the Warrantholder to participate in the offering shall have priority over Class A Common Stock held by employees of the Company and Class B Common Stock held by employees of the Company. If the Warrantholder disapproves of the terms of the underwriting (including the number of Registrable Securities to be included), it may elect to withdraw therefrom by written notice to the Company and the managing underwriter; provided, however, the election to withdraw occurs within ten (10) days after the Warrantholder receives notice of the terms of the underwriting.

                  2.1.3. DEMAND REGISTRATION. On or after the Initial Registration Date, but in no event prior to 180 days after the effective date of a registration statement filed by the Company in connection with an initial public offering of any Company Stock or other securities under the Act, then, upon written request of the Warrantholder that the Company effect the registration under the Act of all or a portion of the Registrable Securities and specifying the intended method of disposition thereof, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence and use its best efforts to consummate the registration under the Act of the Registrable Securities, or such portion thereof, and of all other stock or securities which the Company has been requested to register by any other holder of the Company's securities that is entitled to include securities in such registration (the "Warrant Demand Registration"); provided, however, that
(1) the Warrantholder shall be entitled to request only one (1) Warrant Demand Registration, provided that either (a) the Registrable Securities requested to be included in such Warrant Demand Registration constitute at least twenty percent (20%) of the total number of Registrable Securities issued hereunder or
(b) the anticipated gross receipts (before underwriters discounts and commissions and costs of such registration) from the offering exceed ten million dollars ($10,000,000), (2) a registration will not count as the permitted Warrant Demand Registration until it has become effective, (3) the Company may delay the filing of a registration statement under the Act as required by this
Section 2.1.3. for a period of up to sixty (60) days after the request of the Warrantholder if the Board of Directors of the Company determines in good faith that such Warrant Demand Registration would be materially adverse to the interests of the Company, and in such event, the Warrantholder will be entitled to withdraw such request and such Warrant Demand Registration will not be counted as the Warrant Demand Registration hereunder (provided, however, that the Company shall not use this right more than once in any one hundred eighty
(180) day period) and (4) the Company will not be required to effect a Warrant Demand Registration within six (6) months after the effective date of a registration in which Registrable Securities of the Warrantholder were included pursuant to Section 2.1.1. In the event that the Warrantholder exercises the demand registration right hereunder, and shares requested to be registered by Lycos in connection therewith are included in such registration on a pro rata basis with the Warrantholder's Registrable Securities,

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pursuant to section 11 of the letter agreement between Lycos and the Company dated March 9, 1998 or otherwise, account for thirty percent (30%) or more of the shares offered in such registered offering, then the Warrantholder shall have the right to one (1) additional Warrant Demand Registration hereunder. If the managing underwriter in connection with a Warrant Demand Registration determines prior to the effectiveness of the registration statement that the Warrantholder will be unable to sell at least 85% of the Registrable Securities that the Warrantholder initially requested to be included in such registration statement, then the Warrantholder may elect to withdraw the request prior to the effectiveness of such registration statement and such Warrant Demand Registration will not be counted as the Warrant Demand Registration hereunder.

                  2.1.4. PRO RATA DEMAND REGISTRATION OF COMPANY STOCK. (a) In the event a Warrant Demand Registration is initiated subsequent to the initial public offering of any Company Stock or other securities under the Act and such Demand Registration is an underwritten offering, and the managing underwriter advises the Warrantholder and the Company in writing that in the underwriter's opinion the number of shares requested to be included exceeds the number that can be sold in such offering, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) shares requested to be included by the Warrantholder, together with the shares requested to be included by Lycos to the extent Lycos is entitled to participate in such offering on a pro rata basis with the Warrantholder, as applicable, pursuant to contractual incidental registration rights, that in the opinion of such underwriter can be sold prior to the inclusion of any securities of any other security holder of the Company; provided that, if the managing underwriter advises the Company in writing that in its opinion the aggregate number of shares requested for inclusion by the Warrantholder, together with such shares of Lycos, exceeds the number of such shares that can be sold in such offering, then the Company shall include in the registration statement only such number of shares, pro rata among the Warrantholder and Lycos, based upon the number of shares requested to be registered by the Warrantholder and Lycos, which in the opinion of such underwriter can be sold; (B) shares sold for the account of the Company; and (C) pro rata among any other holders of securities of the Company exercising contractual incidental registration rights other than any holders whose shares are included pursuant to clause (A) above.

                  (b) If the Warrantholder makes a written request to exercise rights to a Warrant Demand Registration under Section 2.1.3. prior to any other holder of securities making a written request to exercise contractual rights to a demand registration, then the registration following from such request shall be a Warrant Demand Registration. If any other holder of securities makes a written request to exercise contractual rights to a demand registration prior to the Warrantholder making a written request to exercise rights to a Warrant Demand Registration under Section 2.1.3., then the registration following from such request shall not be a Warrant Demand Registration.

                  2.1.5. FORM S-3 DEMAND REGISTRATION RIGHTS. From and after the Initial Registration Date, if at any time the Warrantholder holding in the aggregate greater than fifty percent (50%) of the Registrable Securities requests that the Company effect a Form S-3

                                       5

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registration under the Act of all or a portion of the Registrable Securities, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence and use its best efforts to consummate the Form S-3 registration of the Registrable Securities under the Act; provided, however, (A) the aggregate fair market value of the Registrable Securities requested to be registered shall be greater than two million dollars ($2,000,000), (B) the Company shall only be required to file one Form S-3 registration every twelve (12) months, and (C) the Warrantholder who requests that the Company effect a Form S-3 registration shall not be required to participate in such Form S-3 registration.

                  2.1.6. BENEFIT OF MORE FAVORABLE RIGHTS. If at any time registration rights are granted with respect to Company Stock or capital stock of any Affiliate of the Company which are on terms more favorable to the holders of such securities with respect to any material terms applicable thereto including, without limitation, the number of times or the circumstances under which such rights may be exercised, the expenses to be paid by the Company or any Affiliate of the Company in connection therewith or the duration of the availability of such rights, the Company agrees that such more favorable terms will be exercisable by the Warrantholder automatically and without further action by the Company. The Company covenants to give written notice to the Warrantholder not less than ten (10) days in advance of the granting of registration rights with respect to Company Stock or capital stock of any Affiliate of the Company.

                  2.1.7. TERMINATION OF REGISTRATION RIGHTS. Upon the date which is thirty (30) months following a firm commitment underwritten public offering pursuant to a registration statement under the Act, with gross proceeds of not less than twenty million dollars ($20,000,000) (a "Qualified Offering"), then the Warrantholder shall not be entitled to exercise any right provided for in this Section 2.1.

         Section 2.2 OBLIGATIONS OF THE COMPANY.  Where required under Section
2.1. to use its best efforts to effect the registration of any of the Registrable Securities, the Company shall, as expeditiously as reasonably possible,

                  2.2.1. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the holders of a majority of the Registrable Securities, keep such registration statement effective for up to one hundred twenty (120) days;

                  2.2.2. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration;

                  2.2.3. Furnish to the Warrantholder such numbers of copies of such registration statement and prospectus, including any preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Warrantholder may reasonably request in order to facilitate the disposition of the Registrable Securities;

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                  2.2.4. Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; and

                  2.2.5. Otherwise comply with all applicable rules and regulations of the SEC.

         Section 2.3 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 that the Warrantholder shall furnish to the Company such information regarding the Warrantholder, the Registrable Securities held by the Warrantholder, and the intended method of disposition thereof as the Company or its appointed agents shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         Section 2.4 REGISTRATION EXPENSES. In the case of any registration effected pursuant to Section 2, the Company shall bear all registration and qualification fees and expenses, and all costs and disbursements of counsel for the Company; provided, however, that (A) each Warrantholder shall bear the fees and costs of the Warrantholder's own counsel and all underwriting discounts and commissions with respect to the Registrable Securities sold by it, and (B) the Company shall not be required to pay for any expenses of any Warrant Demand Registration begun if the registration request is subsequently withdrawn at the request of the Warrantholder (in which case the Warrantholder shall bear such expenses); provided that, if the Warrantholder elects to engage counsel other than counsel for the Company in connection with a Warrant Demand Registration, the Company shall bear the fees and expenses, and all costs and disbursements of one firm to act as such counsel up to a maximum aggregate amount of fifteen thousand dollars ($15,000).

         Section 2.5      SELECTION OF UNDERWRITERS.

                  2.5.1. COMPANY SELECTION. If a registration pursuant to
Section 2.1.1. of this Agreement involves an underwritten offering, the Company shall have the right to select the investment bankers and managers to administer the offering. The Company shall not be required under Section 2.1.1. to register the Warrants in such registration unless the Warrantholder accepts the terms of the underwriting as agreed upon between the Company and the underwriter.

                  2.5.2. WARRANTHOLDER'S SELECTION. If a registration pursuant to Section 2.1.3. or 2.1.5. involves an underwritten offering, then the Warrantholder shall have the right to select the investment bankers and managers to administer the offering; provided, however, that the selection of such investment bankers and managers shall be subject to the approval of the Company, such approval not to be unreasonably withheld.

         Section 2.6 INDEMNIFICATION. If any Registrable Securities are included in a registration statement pursuant to this Section 2, then,

                  2.6.1. To the extent permitted by law, the Company shall indemnify and hold harmless the Warrantholder, agents for the

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Warrantholder, any underwriter for the Warrantholder, and each Person, if any, who controls such Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities arise out of any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement, or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and will reimburse the Warrantholder, the agents for the Warrantholder, such underwriter, or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission based upon and in conformity with written information furnished to the Company by an instrument duly executed by the Warrantholder or underwriter and stated to be specifically for use therein.

                  2.6.2. To the extent permitted by law, the Warrantholder shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, and any underwriter for the Company against any losses, claims, damages or liabilities to which the Company or any such director, officer, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplement thereto, in reliance upon and in conformity with written information furnished by the Warrantholder duly executed and stated to be expressly for use therein, and the Warrantholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Warrantholder's liability under this Section 2.6.2. shall not exceed the amount of the gross proceeds of the offering of the Warrantholder's Registrable Securities included therein.

                  2.6.3. Each party entitled to indemnification (the "Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 2.6., except to

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the extent that the failure results in an omission of actual notice to the
Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice; provided, further, that a refusal to permit the Indemnifying Party to conduct such defenses by such counsel shall relieve such Indemnifying Party of its obligations under this Section 2.6 to the extent that such refusal results in such Indemnifying Party being damaged. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

         Section 2.7 REPORTS UNDER THE SECURITIES EXCHANGE ACT OF 1934. With a view toward making available to the Warrantholder the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Warrantholder to sell its Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its shares to the general public;

                       (ii) take such action, including the voluntary registration of its common stock under Section 12 of the Securities Exchange Act of 1934, as is necessary to enable the holders of Registrable Securities to utilize Form S-3 for the sale of their shares, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its shares to the general public is declared effective;

                      (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934; and

                       (iv) furnish to any holder of the Registrable Securities, so long as the holder of the Registrable Securities owns any shares, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose shares may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such shares without registration or pursuant to such form.

         Section 2.8 RESTRICTIONS ON TRANSFER; LOCK-UP PERIOD. The Warrantholder agrees that it shall not sell or otherwise transfer any Warrants or Registrable Securities to a Third Party until

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after the earlier of (i) the Initial Registration Date, and (ii) May 26, 2004.
Notwithstanding the foregoing, the Warrantholder agrees that it shall not sell or otherwise transfer any Warrants or Registrable Securities or any securities of the same or similar class as securities being registered by the Company prior to the date which is immediately following the one hundred eighty (180) day period (the "Registration Lock-Up Period") after the effective date of a registration statement filed by the Company; provided, however, that, (A) such Registration Lock-Up Period shall be applicable only to the first registration statement of the Company that covers shares of the Company to be sold to the public in an underwritten offering, (B) the holders of Class B Common Stock and the holders of at least ninety percent (90%) of Class A Common Stock are subject to identical or substantially similar lock-up periods and (C) all officers and directors of the Company and all other persons with registration rights are subject to substantially similar lock-up periods. Notwithstanding the foregoing sentence, the Warrants and the Registrable Securities may be transferred to a wholly-owned Affiliate of AT&T Corp. provided that any such transfer shall not be deemed to be a permitted transfer if at any time after such transfer and during the period in which the restrictions contained in the foregoing sentence are still in effect such Affiliate or the AT&T IP Value Added Services Division is no longer a wholly-owned Affiliate of AT&T Corp. As a condition to any transfer to an Affiliate, such Affiliate shall become a party to this Agreement and shall agree in writing to be bound by the terms and conditions hereof (including this Section 2.8). Notwithstanding anything to the contrary set forth herein, the terms of this Section 2.8 (other than the first sentence of this Section 2.8) may not be amended or modified, directly or indirectly, without the express written consent of each holder of Registrable Securities detrimentally affected by such amendment or modification and any such amendment or modification made without such holder's consent shall not be applicable to that holder.

         Section 2.9 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Warrantholder under this Section 2 may be assigned and transferred (i) by the Warrantholder to any Affiliate of the Warrantholder to whom any of the shares owned by the Warrantholder are transferred, and (ii) by the Warrantholder to any permitted transferee who acquires at least five thousand (5,000) Registrable Securities (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations); provided, however, that the Company is given written notice by the Warrantholder at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 2 are being assigned and transferred. For the purposes of this Section 2.9, a change in control of an Affiliate of the Warrantholder holding shares entitling such Affiliate to the registration rights hereunder, such that such Affiliate is subsequent to such change of control no longer an Affiliate of the Warrantholder, shall be deemed an attempted transfer of the Warrants and the Registrable Securities and the registration rights hereunder and such former Affiliate of the Warrantholder shall not be entitled to such registration rights except to the extent such transfer would be permitted under clause (ii) above.

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                                   ARTICLE III

                                 MISCELLANEOUS

         Section 3.1 DESIGNATION OF OBSERVER. The Board of Directors of the Company shall, by way of written consent in lieu of a meeting or otherwise, resolve to permit and the Controlling Stockholder shall take any action necessary to permit the Warrantholder to designate one observer to attend all meetings of the Company's Board of Directors in a nonvoting observer capacity commencing on the date the definitive agreements are executed and delivered pursuant to the Letter Agreement until the expiration of such rights as set forth below; provided, however, that (i) such representative shall agree to hold in confidence all Confidential Information concerning the Company furnished to such representative in connection with any such meeting of the Board of Directors and (ii) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such observer. The Company's obligations and the Warrantholder's rights under this Section 3.1 shall terminate upon the earlier of (i) the termination of the term of the definitive agreements executed and delivered pursuant to the Letter Agreement,
(ii) the sale by the Warrantholder of at least 50% of the shares of Class A Common Stock issuable upon exercise of the Warrants, (iii) such date as the Initial Warrantholder discontinues promoting the Company's managed messaging outsourcing services, and (iv) such date as the IP Value Added Services Division of the Initial Warrantholder enters into a managed messaging agreement with, or acquires a majority interest in, a direct competitor of the Company.

         Section 3.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties (including permitted transferees of any shares of Registrable Securities); provided that the Warrantholder's rights to sell or transfer the Warrants or the Registrable Securities or any securities of the same or similar class as the securities being registered by the Company is subject to the restrictions contained in Section 2.8 and the Warrantholder's rights to assign it registration rights hereunder are subject to the restrictions contained in
Section 2.9. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liability under or by reason of this Agreement, except as expressly provided in this Agreement.

         Section 3.3 NOTICES. All notices and other communications under this Agreement shall (a) be in writing (which shall include communications by telecopy), (b) be (i) sent by registered or certified mail, postage prepaid, return receipt requested, (ii) sent by telecopier, or (iii) delivered by hand,
(c) be given at the following respective addresses and telecopier numbers and to the attention of the following persons:

                  (i)      If to the Company, to it at:

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                           Mail.com, Inc.
                           11 Broadway, Suite 660
                           New York, NY 10004
                           Attention: Gary Millin, President

                           Telephone No.: (212) 425-4200
                           Telecopier No.: (212) 425-3487

                           with a copy to:

                           Winthrop, Stimson, Putnam & Roberts
                           One Battery Park Plaza
                           New York, NY 10004
                           Attention:  Ronald Fleming, Esq.

                           Telephone No.: (212) 858-1000
                           Telecopier No.: (212) 858-1500

                  (ii)     if to the Warrantholder, to it at:

                           AT&T Corp.
                           55 Corporate Drive
                           Bridgewater, NJ 08807
                           Attention:  Sanford S. Brown

                           Telephone No.: (908) 658-2500
                           Telecopier No.: (908) 658-7709

                           with a copy to:

                           AT&T Corp.
                           295 North Maple Avenue
                           Basking Ridge, NJ  07920
                           Attention:  Marilyn Wasser
                           Vice President-Law and Secretary

                           Telephone No.: 908-221-6600
                           Telecopier No.: 908-221-6618

or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other, and (d) be effective or deemed delivered or furnished (i) if given by mail, on the fifth business day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 3.3 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided. The foregoing addresses may be changed by notices given in the manner set forth in this section.

         Section 3.4 GOVERNING LAW; FORUM AND CONSENT TO JURISDICTION.

         (a) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without giving effect to the principles of the conflict of laws thereof.

         (b) FORUM AND CONSENT TO JURISDICTION. Each party hereto submits to the nonexclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in such state solely in respect of the interpretation and enforcement of the provisions of this Agreement, and the other instruments, agreements and documents to be delivered pursuant hereto, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or any of such instruments, agreements and documents, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement or any of such other instruments, agreements and documents may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. Each party hereto agrees that service of process may be made upon it by service upon CT Corporation System ("CT") at its office in New York City in any such action, suit or proceeding against such party with respect to this Agreement or any other agreements relating hereto, and hereby irrevocably designates and appoints CT as its authorized agent upon which process may be served in any such action, suit or proceeding, it being understood that such appointment and designation shall become effective without any further action on the part of any party. Service of process upon such authorized agent shall be deemed, in every respect, effective service of process upon the applicable party. If CT ceases to maintain an office in New York City, then each party shall appoint another agent for service of process in the State of New York acceptable to the others. A copy of any complaint or other item served pursuant to this Section shall also be sent at the same time to the party or parties designated for notice at the addresses and in the manner specified in Section 3.3. Each party hereto agrees that final judgment (with all right of appeal having expired or been waived) against it in any such action, suit or proceeding shall be conclusive and that each party is entitled to enforce such judgment in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of indebtedness arising from such judgment.

         Section 3.5 WAIVERS; AMENDMENTS. The waiver by the undersigned of any of the provisions of this Agreement or the Warrant Certificate shall not operate or be construed as a waiver of any subsequent breach. This Agreement or the Warrant Certificate may be amended, and any provision of this Agreement may be waived, only by a written amendment executed by (i) the Company and (ii) in the case of any amendment affecting the rights or obligations of the Warrantholder, the holders of a majority in interest of the outstanding Warrants issued to the Warrantholder or stock issuable upon exercise of such Warrants. Notwithstanding the foregoing, the Company will provide the Warrantholder with written notice and sufficient information, sufficiently far in advance of a date a decision is required, to enable the Warrantholder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of capital stock of the Company as consideration for or as an inducement to the entering into by any such holder of any waiver or amendment to any of the terms and provisions of this Agreement, unless prior to the payment of any remuneration to any holder of capital stock of the Company, the Warrantholder shall, ratably, have been offered the opportunity to provide any such waiver or amendment upon the same financial terms and conditions (including but not limited to the time specified by which a consent to such waiver or amendment must be given) as any holder of capital stock who has consented to the waiver or amendment of any of the terms of this Agreement. No waiver or amendment of the provisions in the preceding sentence shall be effective with respect to any Warrantholder unless consented to in writing by such Warrantholder.

         Section 3.6 HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement

         Section 3.7 SEVERABILITY. The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of such section. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         Section 3.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the Parties to one of these counterpart signature pages. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         Section 3.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         Section 3.10 ENTIRE AGREEMENT. This Agreement and the Warrant Certificate contain the entire agreement of the Parties. The Parties are not bound by any oral statements that are made outside of this Agreement.

         WHEREAS, the Parties have executed this Agreement as of the date first above written:



                                         MAIL.COM, INC.


                                         /s/ Gary Millin
                                         ---------------------------------------
                                         By: Gary Millin
                                         Title:  President


                                         AT&T CORP., as Warrantholder


                                         /s/ Sanford S. Brown
                                         ---------------------------------------
                                         By: Sanford S. Brown
                                         Title: V.P. IP Value Added Services


                                         /s/ Gerald Gorman
                                         ---------------------------------------
                                         Gerald Gorman, as Controlling
                                         Stockholder